Exhibit 10.2

NINTH AMENDMENT TO FINANCING AGREEMENT

NINTH AMENDMENT TO FINANCING AGREEMENT, dated as of July 24, 2025 (this “Amendment”), to the Financing Agreement, dated as of April 19, 2021 (as amended by the First Amendment to Financing Agreement, dated as of July 27, 2021, as amended by the Second Amendment to Financing Agreement, dated as of October 8, 2021, as amended by the Third Amendment to Financing Agreement, dated as of September 30, 2022, as amended by the Fourth Amendment to Financing Agreement, dated as of January 9, 2023, as amended by the Fifth Amendment to Financing Agreement, dated as of August 3, 2023, as amended by the Sixth Amendment to Financing Agreement, dated as of February 13, 2024, as amended by the Seventh Amendment to Financing Agreement, dated as of August 23, 2024, as amended by the Eighth Amendment to Financing Agreement, dated as of March 14, 2025, and as may be further as amended, restated, supplemented or otherwise modified, the “Existing Financing Agreement”, and, the Existing Financing Agreement as amended by this Amendment, the “Financing Agreement”), by and among Xponential Intermediate Holdings, LLC, a Delaware limited liability company (the “Parent”), Xponential Fitness LLC, a Delaware limited liability company (“XF”), each Subsidiary (as defined therein) of Parent listed as a “Borrower” on the signature pages thereto (together with XF and each other Person that executes a joinder agreement and becomes a “Borrower” thereunder, each a “Borrower” and collectively, the “Borrowers”), each other Subsidiary of Parent listed as a “Guarantor” on the signature pages thereto (together with the Parent and each other Person that executes a joinder agreement and becomes a “Guarantor” thereunder or otherwise guaranties all or any part of the Obligations (as defined therein), each a “Guarantor” and collectively, the “Guarantors”), the lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”), Wilmington Trust, National Association (“Wilmington Trust”), as collateral agent for the Lenders (in such capacity, together with its successors and assigns, the “Collateral Agent”) and Wilmington Trust, as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent” and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”). All terms used herein that are defined in the Financing Agreement and not otherwise defined herein shall have the meanings assigned to them in the Financing Agreement (as amended hereby).

WHEREAS, the Loan Parties have requested that the Agents and the Required Lenders amend the Existing Financing Agreement in certain respects to make the amendments contemplated hereby, and the Agents and the Required Lenders are agreeable to such request for amendment on and subject to the terms and conditions set forth herein, including but not limited to the payment of the 2025 Specified Dispositions Prepayment (as defined below); and

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

1.
Amendments to Existing Financing Agreement. The Existing Financing Agreement is, subject to satisfaction of each of the conditions set forth in Section 3, amended as follows:
(a)
Section 1.01 of the Financing Agreement is hereby amended to add the following definitions:

““2025 Specified Dispositions” means the Dispositions of Cyclebar Holdco, LLC, Cyclebar Franchising, LLC, Cyclebar Worldwide Inc., Rumble Franchise, LLC, Rumble Franchise SPV, LLC, Cyclebar Franchising SPV, LLC and/or any rights and obligations held by Xponential Fitness Brands International, LLC under contracts with any of the foregoing pursuant to the Asset Purchase Agreement (the “APA”), dated as of July 24, 2025, by and among CycleBar Holdco, LLC, a Delaware limited liability company, CycleBar Franchising SPV, LLC, a Delaware limited liability company, CycleBar Franchising, LLC, an Ohio limited liability company, XPOF Assetco, LLC, a Delaware limited liability company, Rumble Franchise, LLC, a Delaware limited liability company, Rumble Franchise SPV, LLC, a Delaware limited liability company, Xponential Fitness Brands International, LLC, a Delaware limited liability company, Extraordinary Brands, LLC, a Virginia limited liability company, EB CycleBar Franchising, LLC, a Virginia limited liability company, EB Rumble Franchising, LLC, a Virginia limited liability company and, solely for purposes of Section 5.4 and Section 7.13, Paul Flick and AE Capital, LLC, a Virginia limited liability company) (which, for the avoidance of doubt, shall include the Disposition of the Acquired Assets (as defined in the APA)).”

(b)
Section 1.01 of the Financing Agreement is hereby amended to (i) delete the word “and” at the end of clause (o) of the definition of “Permitted Dispositions”, (ii) delete the “.” at the end of clause (p) of the definition of “Permitted Dispositions and substitute “; and” therefor and (iii) add the following clause (q) to the definition of “Permitted Dispositions”:

“(q) Dispositions constituting the 2025 Specified Dispositions”

(c)
Section 7.02(e) of the Financing Agreement is hereby amended to (i) delete the word “and” at the end of clause (xxii) of Section 7.02(e), (ii) delete the “.” at the end of clause (xxiii) of Section 7.02(e) and substitute “; and” therefor and (iii) add the following clause (xxiv) to Section 7.02(e):

“(xxiv) seller notes and/or other indebtedness provided by a Loan Party or any of its Subsidiaries (each. a “2025 Disposition Seller Note”) to any purchaser in connection with the 2025 Specified Dispositions.”

(d)
Section 7.02(u) of the Financing Agreement is hereby amended and restated in its entirety with the following:

(u) Amendments to Material Contracts. Agree to any material amendment or other material change to or material waiver of (i) any of its rights under any Material Contract in any manner that, taken as whole, would be materially adverse to the interests of any Loan Party or the Lenders, (ii) any agreement governing the 2025 Specified Disposition or (iii) any 2025 Disposition Seller Note (other than extensions of the maturity date thereunder by up to 30 days).

2.
Representations and Warranties. Each Loan Party hereby jointly and severally represents and warrants to the Agents and the Lenders, as of the date hereof and Ninth Amendment Effective Date, as follows:

(a)
Representations and Warranties; No Event of Default. The representations and warranties contained herein, in Article VI of the Financing Agreement and in each other Loan Document, certificate or other writing delivered by or on behalf of any Loan Party to any Secured Party pursuant thereto on or prior to the Ninth Amendment Effective Date are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date), and no Default or Event of Default has occurred and is continuing as of the Ninth Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.
(b)
Authorization; Enforceability. The execution and delivery of this Amendment by each Loan Party, and the performance of the Financing Agreement, as amended hereby, (i) have been duly authorized by all necessary action, (ii) do not and will not contravene (A) any of its Governing Documents, (B) any applicable Requirement of Law or (C) any Contractual Obligation binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties other than any such Lien that constitutes a Permitted Lien, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties except, in the case of clauses (ii)(B), (ii)(C) and (iv), as could not reasonably be expected to have a Material Adverse Effect. This Amendment constitutes the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and general principles of equity.
3.
Conditions Precedent to Effectiveness. This Amendment shall become effective upon the satisfaction of the following conditions (the first date upon which all such conditions shall have been satisfied being herein called the “Ninth Amendment Effective Date”):
(a)
The receipt by the Agent and the Required Lenders of this Amendment, duly executed by the Loan Parties, each Agent and the Required Lenders, both before and after giving effect to the transactions contemplated hereby.
(b)
The 2025 Specified Dispositions shall be consummated concurrently with the effectiveness of this Amendment.

4.
Conditions Subsequent. Within five (5) Business Days of receipt of any Net Cash Proceeds by a Loan Party or any of their Subsidiaries in connection with any 2025 Specified Disposition (upon closing of such disposition or to the extent repayment of principal pursuant to a 2025 Disposition Seller Note) Borrower shall (i) prepay the Term Loans in an amount equal to the Net Cash Proceeds (for the avoidance of doubt, (x) Net Cash Proceeds shall not include any interest received by the Loan Parties or their Subsidiaries paid in connection with the 2025 Disposition Seller Note or retained revenue amounts in connection with the 2025 Specified Dispositions and (y) Net Cash Proceeds may be reduced by the amount of any deductions set forth in the definition of “Net Cash Proceeds” that were previously incurred in connection with the 2025 Specified Dispositions but not applied to a prior prepayment (including due to the amount of a prior prepayment being less than zero) received on such date, (ii) make a payment equal to the Applicable Prepayment Premium on the principal amounts repaid pursuant to clause (i) above as if such Applicable Prepayment Premium was otherwise due as of such date and (iii) pay accrued and outstanding interest on the principal amounts repaid pursuant to clause (i) above as of such date. Borrower shall provide notice of any principal prepayment described in the foregoing sentence in accordance with Section 2.05(g) of the Credit Agreement, mutatis mutandis, as if the reference therein to “Section 2.05(c)” were a reference to this Section 4 of this Amendment and any such principal prepayment shall be applied against the remaining installments of principal of the Term Loans (including the final payment of the Term Loans on the Final Maturity Date) in the inverse order of maturity. Failure to make such payments on the dates specified in this paragraph shall be an automatic Event of Default.
5.
Continued Effectiveness of the Financing Agreement and Other Loan Documents. Each Loan Party hereby (i) acknowledges and consents to this Amendment, (ii) confirms and agrees that the Financing Agreement and each other Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Ninth Amendment Effective Date all references in the Financing Agreement or any other Loan Document to “Financing Agreement”, the “Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment, and (iii) confirms and agrees that to the extent that the Financing Agreement or any such other Loan Document purports to assign or pledge to the Collateral Agent for the benefit of the Lenders, or to grant to the Collateral Agent for the benefit of the Lenders a security interest in or Lien on, any Collateral as security for the Obligations or Guaranteed Obligations, as the case may be, of any Loan Party from time to time existing in respect of the Financing Agreement (as amended hereby) and the other Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects as of the date hereof. This Amendment does not and shall not affect any of the obligations of any Loan Party, other than as expressly provided herein, including, without limitation, the Borrowers’ obligation to repay the Loans in accordance with the terms of Financing Agreement, or the obligations of any other Loan Party under any Loan Document to which it is a party, all of which obligations shall remain in full force and effect. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agents or any Lender under the Financing Agreement or any other Loan Document, nor constitute a waiver of any provision of the Financing Agreement or any other Loan Document.

6.
Reaffirmation of Loan Parties. Each Loan Party hereby reaffirms its obligations under the Financing Agreement and each other Loan Document to which it is a party as of the date hereof. Each Loan Party hereby further ratifies and reaffirms as of the date hereof the validity and enforceability of all of the Liens and security interests heretofore granted by it, pursuant to and in connection with the Financing Agreement or any other Loan Document to the Agents, on behalf and for the benefit of the Agents and each Lender, as collateral security for the obligations under the Financing Agreement and the other Loan Documents in accordance with their respective terms, and acknowledges that all of such liens and security interests, and all collateral heretofore pledged by it as security for such obligations, continues to be and remain collateral for such obligations. Although each of the Guarantors have been informed of the matters set forth herein and have acknowledged and agreed to same, each of the Guarantors understands that the Agents and the Lenders shall have no obligation to inform the Guarantors of such matters in the future or to seek the Guarantors’ acknowledgement or agreement to future amendments, waivers, or modifications, and nothing herein shall create such a duty.
7.
Miscellaneous.
(a)
This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party may request in writing that parties delivering an executed counterpart of this Amendment by electronic mail also deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
(b)
Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
(c)
THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.
(d)
This Amendment constitutes a “Loan Document” under the Financing Agreement.
(e)
Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(f)
The Borrowers will pay (or cause to be paid) promptly upon receipt of a reasonably detailed invoice therefor, all reasonable and documented fees and out-of-pocket costs and expenses of the Agents and the Lenders in connection with the preparation, execution and delivery of this Amendment in accordance with and pursuant to Section 12.04 of the Financing Agreement, including, without limitation, reasonable and documented fees, costs and expenses of (x) Paul Hastings LLP, counsel to the Lenders and (y) Arnold & Porter Kaye Scholer LLP, counsel to the Agents.
(g)
By its execution hereof, each of the Lenders party hereto, constituting the Required Lenders party to the Financing Agreement both before and after giving effect to the transaction contemplated hereby, hereby (i) authorizes and directs each Agent to (x) execute and deliver this Amendment and (y) perform its obligations hereunder, including under Section 7 hereof and (ii) acknowledges and agrees that (x) the authorization and direction in this Section 6(g) constitutes an authorization and direction from the Required Lenders under the provisions of Article X of the Financing Agreement and (y) Article X (including, for the avoidance of doubt, Sections 10.03 and 10.05 thereof) of the Financing Agreement shall apply to any and all actions taken by either Agent in accordance with such direction.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWER:

XPONENTIAL FITNESS LLC

By:	/s/ John Meloun
Name: John Meloun
Title: Chief Financial Officer

GUARANTORS:

XPONENTIAL INTERMEDIATE HOLDINGS, LLC

By:	/s/ John Meloun
Name: John Meloun
Title: Chief Financial Officer

CLUB PILATES FRANCHISE, LLC

By:	/s/ John Meloun
Name: John Meloun
Title: Chief Financial Officer

CYCLEBAR HOLDCO, LLC

By:	/s/ John Meloun
Name: John Meloun
Title: Chief Financial Officer

CYCLEBAR FRANCHISING, LLC

By:	/s/ John Meloun
Name: John Meloun
Title: Chief Financial Officer

CYCLEBAR WORLDWIDE INC.

By:	/s/ John Meloun
Name: John Meloun
Title: Chief Financial Officer

STRETCH LAB FRANCHISE, LLC

By:	/s/ John Meloun
Name: John Meloun
Title: Chief Financial Officer

YOGA SIX FRANCHISE, LLC

By:	/s/ John Meloun
Name: John Meloun
Title: Chief Financial Officer

AKT FRANCHISE, LLC

By:	/s/ John Meloun
Name: John Meloun
Title: Chief Financial Officer

PB FRANCHISING, LLC

By:	/s/ John Meloun
Name: John Meloun
Title: Chief Financial Officer

XPONENTIAL FITNESS BRANDS INTERNATIONAL, LLC

By:	/s/ John Meloun
Name: John Meloun
Title: Chief Financial Officer

RUMBLE FRANCHISE, LLC

By:	/s/ John Meloun
Name: John Meloun
Title: Chief Financial Officer

BFT FRANCHISE HOLDINGS, LLC

By:	/s/ John Meloun
Name: John Meloun
Title: Chief Financial Officer

AKT FRANCHISE SPV, LLC

By:	/s/ John Meloun
Name: John Meloun
Title: Chief Financial Officer

XPOF ASSETCO, LLC

By:	/s/ John Meloun
Name: John Meloun
Title: Chief Financial Officer

STRETCH LAB FRANCHISE SPV, LLC

By:	/s/ John Meloun
Name: John Meloun
Title: Chief Financial Officer

RUMBLE FRANCHISE SPV, LLC

By:	/s/ John Meloun
Name: John Meloun
Title: Chief Financial Officer

PB FRANCHISING SPV, LLC

By:	/s/ John Meloun
Name: John Meloun
Title: Chief Financial Officer

CYCLEBAR FRANCHISING SPV, LLC

By:	/s/ John Meloun
Name: John Meloun
Title: Chief Financial Officer

CLUB PILATES FRANCHISE SPV, LLC

By:	/s/ John Meloun
Name: John Meloun
Title: Chief Financial Officer

YOGA SIX FRANCHISE SPV, LLC

By:	/s/ John Meloun
Name: John Meloun
Title: Chief Financial Officer

BFT FRANCHISE SPV, LLC

By:	/s/ John Meloun
Name: John Meloun
Title: Chief Financial Officer

ADMINISTRATIVE AGENT AND
COLLATERAL AGENT:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Administrative Agent and Collateral Agent

By:	/s/ Teisha Wright
Name: Teisha Wright
Title: Vice President

LENDERS:

MSD Investment Corp., as a Lender

By:	/s/ Kenneth Gerold
Name: Kenneth Gerold
Title: Authorized Signatory

MSD BDC CLO I, LLC, as a Lender

By:	/s/ Kenneth Gerold
Name: Kenneth Gerold
Title: Authorized Signatory
MSD PCOF PARTNERS XXXIX, LLC, as a Lender

By:	/s/ Kenneth Gerold
Name: Kenneth Gerold
Title: Authorized Signatory

MSD PCOFECI2 SPV, LLC, as a Lender

By:	/s/ Kenneth Gerold
Name: Kenneth Gerold
Title: Authorized Signatory

MSD PRIVATE CREDIT OPPORTUNITY MASTER (ECI) FUND, L.P., as a Lender

By:	/s/ Kenneth Gerold
Name: Kenneth Gerold
Title: Authorized Signatory

MSD SBAFLA SPV, LLC, as a Lender

By:	/s/ Kenneth Gerold
Name: Kenneth Gerold
Title: Authorized Signatory

MSD BDC SPV II, LLC, as a Lender

By:	/s/ Kenneth Gerold
Name: Kenneth Gerold
Title: Authorized Signatory

MSD BDC SPV I, LLC, as a Lender

By:	/s/ Kenneth Gerold
Name: Kenneth Gerold
Title: Authorized Signatory

MSD XPO Partners, LLC, as a Lender

By:	/s/ Kenneth Gerold
Name: Kenneth Gerold
Title: Authorized Signatory

LENDERS: REDWOOD ENHANCED INCOME, CORP., as a Lender By: Redwood Capital Management, LLC, its adviser

By:	/s/ Sean Sauler
Name: Sean Sauler
Title: Deputy CEO

REDWOOD MASTER FUND, LTD., as a Lender By: Redwood Capital Management, LLC, its investment manager

By:	/s/ Sean Sauler
Name: Sean Sauler
Title: Deputy CEO

REDWOOD OPPORTUNITY MASTER FUND, LTD. CORP., as a Lender By: Redwood Capital Management, LLC, its investment manager

By:	/s/ Sean Sauler
Name: Sean Sauler
Title: Deputy CEO

LENDERS: DELALV Portfolios, L.L.C.., as a Lender

By:	/s/ Seth Charnow
Name: Seth Charnow
Title: Authorized Signatory

DELALV Cayman C-1, Ltd., as a Lender

By:	/s/ Seth Charnow
Name: Seth Charnow
Title: Authorized Signatory